SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In January 2013, the non-double hull VLCC Edinburgh was delivered to its new owner. Net sales proceeds of approximately $18.9 million were received, after deducting $7.8 million compensation payable to Frontline for early termination of the charter. A gain on disposal of approximately $4.4 million is expected to be recorded in the first quarter of 2013.

In January 2013, the Company issued $350 million senior unsecured convertible bonds due 2018. Interest on the bonds is fixed at 3.25% per annum. The proceeds of the issue were used to fund the redemption of the Company's outstanding 8.5% senior notes, which were redeemed in full on March 1, 2013, and for general corporate purposes, including working capital. The bonds are convertible into our common shares at any time up to two business days prior to February 1, 2018, and at the time of issue the conversion price was $21.945 per share, representing a 33% premium on the share price at the time of issue. Related to the bond issue, we have loaned up to 6,060,606 of our common shares to an affiliate of one of the underwriters of the issue, in order to assist investors in the bonds to hedge their position. The shares we have loaned out are shares which we have borrowed from Hemen, our largest shareholder. We have agreed to pay Hemen a single loan fee of approximately $1.0 million for this arrangement, under which they will continue to receive the amount of any dividends receivable on the shares.

In January 2013, the $420 million loan facility entered into by the equity accounted wholly-owned subsidiary SFL West Polaris in December 2012 was drawn in full, and the outstanding amount under the $700 million facility was prepaid in full. The Company guarantees $100 million of the $420 million loan.

In January 2013, an employee of the Company exercised options to acquire 25,000 shares in the Company and 25,000 new shares were issued.

In February 2013, the 1993 built Suezmax tanker Front Pride was sold to an unrelated third party for total proceeds of approximately $12.1 million, including $2.1 million compensation receivable from Frontline for the early termination of the charter. A gain on disposal of approximately $0.5 million is expected to be recorded in the first quarter of 2013.

In March 2013, the 8.5% Senior Notes were redeemed in full.

In March 2013, the OBO Front Guider was sold to an unrelated third party for total proceeds of approximately $21.2 million, including $11.7 million compensation received in December 2012 from Frontline for early termination of the charter and the estimated loss of future cash sweep income. A gain on disposal of approximately $13.2 million is expected to be recorded in the first quarter of 2013.

In March 2013, the newbuilding drybulk carrier Western Copenhagen was delivered by the yard and immediately commenced a three year time charter.